                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 27, 2004
--------------------------------------------------------------------------------
                        (Date of earliest event reported)


                        FIRST COMMUNITY BANCSHARES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                                    000-19297                             55-0694814
-----------------------------------    -------------------------------------      ----------------------------
(State or other jurisdiction                 (Commission File Number)                    (IRS Employer
     of incorporation)                                                                 Identification No.)


   P.O. Box 989, Bluefield, Virginia                                                        24605-0989
----------------------------------------------------------------------------      ----------------------------
(Address of principal executive offices)                                                    (Zip Code)

                                 (276) 326-9000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable

--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibit is included with this Report:

                  Exhibit 99.1 Press Release dated January 27, 2004.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 27, 2004, First Community Bancshares, Inc. announced by press release its earnings for the year and quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             FIRST COMMUNITY BANCSHARES, INC.


                                             By: /s/ Robert L. Schumacher
                                                --------------------------------
                                                Robert L. Schumacher
                                                Chief Financial Officer

         Date:    January 27, 2004